Exhibit 21

Limited Partnerships	Jurisdiction of Organization
801 Developers, LP	Pennsylvania
Bala Cynwyd Associates, LP	Pennsylvania
Cumberland Mall Associates	New Jersey
Plymouth Ground Associates, LP	Pennsylvania
PR 8-10 Market LP	Delaware
PR 907 MARKET MEZZ LP	Delaware
PR AEKI Plymouth, LP	Delaware
PR Beaver Valley Limited Partnership	Pennsylvania
PR BOS LP	Pennsylvania
PR Capital City Limited Partnership	Pennsylvania
PR CC Limited Partnership	Pennsylvania
PR Chestnut Associates, LP	Pennsylvania
PR Echelon Limited Partnership	Pennsylvania
PR Exton Limited Partnership	Pennsylvania
PR Exton Outparcel Holdings, LP	Pennsylvania
PR Exton Outparcel Limited Partnership	Pennsylvania
PR Exton Square Property L.P.	Delaware
PR Financing Limited Partnership	Delaware
PR Gainesville Limited Partnership	Delaware
PR Gallery II Limited Partnership	Pennsylvania
PR GV LP	Delaware
PR Holding Sub Limited Partnership	Pennsylvania
PR Jacksonville Limited Partnership	Pennsylvania
PR Logan Valley Limited Partnership	Pennsylvania
PR Lycoming Limited Partnership	Pennsylvania
PR Monroe Old Trail Holdings LP	Pennsylvania
PR Monroe Old Trail Limted Partnership	Pennsylvania
PR Monroe Unit 10C Holdings, L.P.	Pennsylvania
PR Monroe Unit 10C Limited Partnership	Pennsylvania
PR Monroe Unit One Holdings, L.P.	Pennsylvania
PR Monroe Unit One Limited Partnership	Pennsylvania
PR Moorestown Limited Partnership	Pennsylvania
PR New Castle Associates	Pennsylvania
PR New Garden Limited Partnership	Pennsylvania
PR New Garden Residential Limited Partnership	Pennsylvania
PR New Garden/Chesco Holdings Limited Partnership	Pennsylvania
PR New Garden/Chesco Limited Partnership	Pennsylvania
PR Outdoor, L.P.	Pennsylvania
PR Outdoor 2, L.P.	Pennsylvania
PR Palmer Park Mall Limited Partnership	Pennsylvania
PR Palmer Park, LP	Pennsylvania

Limited Partnerships	Jurisdiction of Organization
PR Pitney Lot 3 Holdings, L.P.	Pennsylvania
PR Pitney Lot 3 Limited Partnership	Pennsylvania
PR Plymouth Meeting Associates PC LP	Delaware
PR Plymouth Meeting Limited Partnership	Pennsylvania
PR PM PC Associates LP	Delaware
PR Springfield Associates, LP	Pennsylvania
PR Springfield/Delco Holdings, LP	Pennsylvania
PR Springfield/Delco Limited Partnership	Pennsylvania
PR TP LP	Delaware
PR Valley Limited Partnership	Pennsylvania
PR Valley View Limited Partnership	Pennsylvania
PR Viewmont Limited Partnership	Pennsylvania
PR Walnut Associates, LP	Pennsylvania
PR Washington Crown Limited Partnership	Pennsylvania
PR Westgate Limited Partnership	Pennsylvania
PR Woodland Limited Partnership	Delaware
PR Wyoming Valley Limited Partnership	Pennsylvania
PREIT Associates, L.P.	Delaware
PREIT Capital Advisors, LP	Pennsylvania
WG Holdings, LP	Pennsylvania
WG Park - Anchor B, LP	Delaware
WG Park General, LP	Pennsylvania
WG Park Limited, LP	Pennsylvania
WG Park, LP	Pennsylvania

General Partnership	Jurisdiction of Organization
None.

Limited Liability Companies	Jurisdiction of Organization
801 Developers GP, LLC	Pennsylvania
Beverage Two, LLC	New Jersey
Cherry Hill Center Manager, LLC	Delaware
Cherry Hill Center, LLC	Maryland
Cumberland Mall Retail Condominium Association, LLC	New Jersey
Echelon Beverage LLC	New Jersey
Echelon Title LLC	Delaware
Keystone Philadelphia Properties, LLC	Delaware
Moorestown Beverage I, LLC	New Jersey
Moorestown Beverage II, LLC	New Jersey
Moorestown Mall LLC	Delaware
Plymouth Ground Associates LLC	Pennsylvania
Plymouth License III, LLC	Pennsylvania
Plymouth License IV, LLC	Pennsylvania
PR 8-10 Market GP LLC	Delaware
PR 8-10 Market Mezz LLC	Delaware
PR 907 Market GP LLC	Delaware
PR 907 Market Mezz GP LLC	Delaware
PR Acquisition Sub LLC	Delaware
PR Advisors GP, LLC	Delaware
PR AEKI Plymouth LLC	Delaware
PR Beaver Valley LLC	Delaware
PR BOS GP, LLC	Delaware
PR BVM LLC	Pennsylvania
PR Capital City LLC	Delaware
PR CC I LLC	Delaware
PR CC II LLC	Delaware
PR Cherry Hill Office GP, LLC	Delaware
PR Cherry Hill STW LLC	Delaware
PR Chestnut Mezzco, LLC	Pennsylvania
PR Chestnut Sub Mezzco, LLC	Pennsylvania
PR Crossroads I, LLC	Pennsylvania
PR Crossroads II, LLC	Pennsylvania
PR Cumberland GP, LLC	Delaware
PR Cumberland LP, LLC	Delaware
PR Cumberland Outparcel LLC	New Jersey
PR Echelon LLC	Pennsylvania
PR Exton LLC	Pennsylvania
PR Exton Outparcel GP, LLC	Delaware
PR Fin Delaware, LLC	Delaware

Limited Liability Companies	Jurisdiction of Organization
PR Financing I LLC	Delaware
PR Financing II LLC	Delaware
PR Francis Scott Key LLC	Delaware
PR Gainesville LLC	Delaware
PR Gallery I LLC	Pennsylvania
PR Gallery II, LLC	Delaware
PR Gloucester LLC	Delaware
PR GV LLC	Delaware
PR Hagerstown LLC	Delaware
PR Holding Sub LLC	Pennsylvania
PR Hyattsville LLC	Delaware
PR Jacksonville LLC	Delaware
PR JK LLC	Delaware
PR Lehigh Valley LLC	Pennsylvania
PR Logan Valley LLC	Delaware
PR LV LLC	Delaware
PR Lycoming LLC	Delaware
PR Magnolia LLC	Delaware
PR Metroplex West, LLC	Delaware
PR Monroe Old Trail Holdings LLC	Delaware
PR Monroe Old Trail LLC	Delaware
PR Monroe Unit 10C GP, LLC	Delaware
PR Monroe Unit One GP, LLC	Delaware
PR Moorestown LLC	Pennsylvania
PR New Castle LLC	Pennsylvania
PR New Garden LLC	Pennsylvania
PR New Garden Residential LLC	Delaware
PR New Garden/Chesco Holdings LLC	Delaware
PR New Garden/Chesco LLC	Delaware
PR North Dartmouth LLC	Delaware
PR Orlando Fashion Square LLC	Delaware
PR Outdoor, LLC	Delaware
PR Outdoor 2, LLC	Delaware
PR Oxford Valley General, LLC	Delaware
PR Patrick Henry LLC	Delaware
PR PG Plaza LLC	Delaware
PR Pitney Lot 3 GP, LLC	Delaware
PR Plymouth Meeting LLC	Pennsylvania
PR PM PC Associates LLC	Delaware
PR Prince George's Plaza LLC	Delaware
PR Radio Drive, LLC	South Carolina
PR Red Rose LLC	Delaware

Limited Liability Companies	Jurisdiction of Organization
PR Springfield Town Center LLC	Delaware
PR Springfield/Delco Holdings, LLC	Delaware
PR Springfield/Delco LLC	Delaware
PR Sunrise Outparcel 1, LLC	New Jersey
PR Sunrise Outparcel 2, LLC	New Jersey
PR Swedes Square, LLC	Delaware
PR TP LLC	Delaware
PR Valley LLC	Delaware
PR Valley View Downs LLC	Pennsylvania
PR Valley View LLC	Delaware
PR Viewmont LLC	Delaware
PR VV LLC	Delaware
PR Walnut Mezzco, LLC	Pennsylvania
PR Walnut Street Abstract LLC	Delaware
PR Walnut Sub Mezzco, LLC	Pennsylvania
PR Washington Crown LLC	Delaware
PR WC LLC	Delaware
PR Westgate LLC	Pennsylvania
PR Wiregrass Anchor LLC	Delaware
PR Wiregrass Commons LLC	Delaware
PR Woodland General LLC	Delaware
PR Woodland Outparcel LLC	Delaware
PR WV LLC	Delaware
PR Wyoming Valley LLC	Delaware
PREIT Advisors, LLC	Pennsylvania
PREIT CDE LLC	Pennsylvania
PREIT Gadsden Mall LLC	Delaware
PREIT Gallery TRS Sub LLC	Pennsylvania
PREIT Services, LLC	Delaware
PRWGP General, LLC	Delaware
WG Holdings of Pennsylvania, LLC	Pennsylvania
WG Park-Anchor B, LLC	Delaware
XGP LLC	Delaware

Corporations	Jurisdiction of Organization
1150 Plymouth Associates Inc	Maryland
Capital City Beverage Enterprises, Inc	Maryland
Cherry Hill Beverage, Inc	Maryland
Court at Oxford Valley Condominium Association	Pennsylvania
Exton License, Inc	Maryland
Mall Maintenance Corporation I	Pennsylvania
Mall Maintenance Corporation II	Pennsylvania
Metroplex General, Inc	Pennsylvania
Monroe Marketplace Unit Owners Association, Inc.	Pennsylvania
PR GC Inc	Maryland
PREIT TRS, Inc	Delaware
PREIT-RUBIN OP, Inc	Pennsylvania
PREIT-RUBIN, INC.	Pennsylvania
Red Rose Commons Condominium Association	Pennsylvania
Springhill Owners Association, Inc	Florida
Springhills Northeast Quadrant Drainage Association No One, Inc	Florida
Unit 1 801 Market Street Subcondominium Association, Inc.	Pennsylvania
Voorhees Town Center Condominium Association, Inc.	New Jersey
Voorhees Town Center Mixed Use Condominium Association, Inc.	New Jersey

Trusts	Jurisdiction of Organization
Pennsylvania Real Estate Investment Trust	Pennsylvania
PR Palmer Park Trust	Pennsylvania
PR Springfield Trust	Pennsylvania
PREIT Charitable Fund	Pennsylvania
PREIT Protective Trust	Pennsylvania

Unincorporated Associations	Jurisdiction of Organization
Eighth & Market Condominium Association	Pennsylvania
Springfield Square East Condominium Association Springhills Property Owners’ Association	Pennsylvania Florida

Unconsolidated Affiliates	Jurisdiction of Organization

801 4-6 Fee Owner GP LLC	Delaware
801 4-6 Fee Owner LP	Delaware
801 4-6 Mezz GP LLC	Delaware
801 4-6 Mezz LP	Delaware
801 C-3 Fee Owner LP	Delaware
801 C-3 Fee Owner GP LLC	Delaware
801 C-3 Mezz LP	Delaware
801 C-3 Mezz GP LLC	Delaware
801-Gallery C-3 Associates, L.P.	Pennsylvania
801-Gallery C-3 GP, LLC	Pennsylvania
801-Gallery C-3 MT, L.P.	Pennsylvania
801-Gallery GP, LLC	Pennsylvania
801-Gallery Associates, L.P.	Pennsylvania
801-Gallery Office Associates, L.P.	Pennsylvania
801-Gallery Office GP, LLC	Pennsylvania
801-Gallery Office MT, L.P.	Pennsylvania
801-Tenant C-3 Manager, LLC	Pennsylvania
801-Tenant Office Manager, LLC	Pennsylvania
801 Market Venture LP	Delaware
801 Market Venture GP LLC	Delaware
GPM GP LLC	Delaware
Keystone Philadelphia Properties, LP	Pennsylvania
Lehigh BOS Acquisition, L.P.	Delaware
Lehigh Valley Associates (limited partnership)	Pennsylvania
Lehigh Valley Mall GP, LLC	Delaware
Mall at Lehigh Valley, L.P.	Delaware
Mall Maintenance Corporation I	Pennsylvania
Mall Maintenance Corporation II	Pennsylvania
Mall Corners Ltd. (limited partnership)	Georgia
Mall Corners II, Ltd. (limited partnership)	Georgia
Metroplex General, Inc.	Pennsylvania
Metroplex West Associates, L.P.	Pennsylvania
MPLP MSR LP	Delaware
MP MSR GP LLC	Delaware
MP MSR LP LLC	Delaware
Oxford Valley Road Associates (limited partnership)	Pennsylvania

Unconsolidated Affiliates	Jurisdiction of Organization
Pavilion East Associates, L.P.	Pennsylvania
PEI MSR GP I LLC	Pennsylvania
PEI MSR I LP	Pennsylvania
PEI MSR GP II LLC	Pennsylvania
PEI MSR II LP	Pennsylvania
PEI MSR GP III LLC	Pennsylvania
PEI MSR III LP	Pennsylvania
PEI MSR LP LLC	Pennsylvania
PM Gallery LP	Delaware
PM 833 Market Mezz LP	Delaware
PM 833 Market Mezz GP LLC	Delaware
PR 907 MARKET LP	Delaware
PR Gallery I Limited Partnership	Pennsylvania
PRDB Springfield Limited Partnership	Pennsylvania
PRDB Springfield LLC	Pennsylvania
Red Rose Commons Associates, L.P. Simon/PREIT Gloucester Development, LLC	Pennsylvania Delaware
Walnut Street Abstract, L.P.	New Jersey

Omits names of subsidiaries that as of December 31, 2014 were not, in the aggregate, a "significant subsidiary."